UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22144

Voya Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 28

Date of reporting period: March 1, 2019 to August 31, 2019

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report
August 31, 2019
Voya Infrastructure, Industrials and Materials Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of a Fund’s annual and semi-annual shareholder reports, like this semi-annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let a Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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Managed Distribution Policy
The Fund was granted exemptive relief by the U.S. Securities and Exchange Commission (the “Order”), which under the Investment Company Act of 1940, as amended (the “1940 Act”), permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than once per taxable year (“Managed Distribution Policy”). Pursuant to the Order, the Fund’s Board of Trustees (the “Board”) approved the Managed Distribution Policy and the Fund adopted the policy which allows the Fund to make periodic distributions of long-term capital gains.
Under the Managed Distribution Policy, the Fund makes quarterly distributions of an amount equal to $0.290 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Plan.
The Managed Distribution Policy will be subject to periodic review by the Fund’s Board and the Board may amend or terminate the Managed Distribution Policy at any time without prior notice to the Fund’s shareholders; any such change or termination may have an adverse effect on the market price of Fund’s shares.
The Fund may distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may include a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amounts and sources of distribution and other related information. The amounts and sources of the distributions contained in a notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, available for filings after March 31, 2019. This report contains a summary portfolio of investments for the Fund. The Fund’s Form N-Q or Form N-PORT are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT are available: on www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Keeping the Headlines in Perspective
Dear Shareholder,
Global equity markets declined over August as trade tensions between the U.S. and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. Investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.
Despite these headwinds, we believe that U.S. consumers remain confident, supported by a favorable job environment and rising wages. In our opinion, consumer demand is bolstering estimates of U.S. economic growth. The economic growth rate is slowing, but from above-trend levels. This does not mean the economy is contracting; rather, it is growing more slowly than before.
Earnings on the S&P 500® Index recently grew 4.9% year-over-year despite the market headwinds. Although this is substantially lower than the growth rate in 2018, we consider this a reassuring sign of corporate financial fitness: earnings growth was expected to be negative at the start of the second quarter but as of this writing was significantly positive.
Uncertainty and volatility continue to beset the financial markets, making it imperative for investors to stay on course and avoid the pitfalls of timing exits from, and entrances into, different asset classes. In our view, market timing is less likely to achieve above-average gains than to result in missed opportunities. We believe you will fare better by staying focused on your goals, changing strategy only if your long-term goals change. Be sure to discuss any changes thoroughly with your financial advisor before taking action.
Voya seeks to remain a reliable partner committed to reliable investing, helping you and your financial advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
September 20, 2019
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
More complete information about the Fund, including the Fund’s daily New York Stock Exchange closing prices and NAV per share, is available at www.voyainvestments.com or by calling the Fund’s Shareholder Service Department at (800) 992-0180. To obtain a prospectus for any Voya mutual fund, please call your financial advisor or a fund’s Shareholder Service Department at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Market Perspective: Six Months Ended August 31, 2019

As our new fiscal year commenced, global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, having fallen 17% from a peak on September 21 through Christmas, had then rebounded 16% to the end of February. Markets had been rattled by an intensifying economic slowdown outside of the U.S., an escalating trade war between the U.S. and China, and the Federal Open Market Committee (“FOMC”) having raised rates in December for the fourth time in 2018, all set to continue in 2019. (The Index returned 3.72% for the six-months ended August 31, 2019, measured in U.S. dollars.)
Relief came when FOMC Chairman Powell abruptly changed his tune. The FOMC would be “patient” as the economic data evolved. Secondly, on trade, the view emerged that the U.S. and China would find some face-saving “deal”.
Fears on both fronts: the trade war and slowing global growth, would ebb and flow in the six-months that followed, and by the end of a rollercoaster ride, the Index was up 4.46%.
On perceived slowing global growth, there was little relief from most of the incoming data.
In Europe, manufacturing was in contraction. The euro zone’s annual growth in gross domestic product (“GDP”) in the second quarter of 2019 was just 1.1%. German GDP actually fell in the second quarter, as did the UK’s. Beset with Brexit gloom and political division, the UK, led by a new hard-line prime minister, seemed to be hurtling out of the European Union without a deal to soften the blow.
Japan, with manufacturing also in contraction, managed GDP growth of 1.8% annualized in the second quarter. But exports and imports were both falling and core inflation languished at 0.6%.
China’s GDP grew at 6.2% in the second quarter, the smallest advance in 27 years. Industrial production was expanding at the slowest pace in 17 years, retail sales near the slowest in 16 years.
In the U.S., annualized first quarter growth surprised to the upside at 3.1%. Growth was flattered by volatile inventory and trade elements, however, and fell to 2.0% in the second quarter. This was heavily dependent on consumer spending, supported by a low unemployment rate, down to 3.7% in July.
Entering May, the path of least resistance for the Index still seemed upwards. This all changed when the President tweeted his intention to raise the existing 10% tariff on some $250 billion of Chinese imports, mostly industrial goods, to 25%. Trade negotiations with China had evidently broken down. Later he unexpectedly threatened tariffs on Mexican goods for reasons related to illegal immigration. The Index fell 5.70% in May.
It was central banks to the rescue in June. On June 19, the FOMC left rates unchanged, but markets listened to Powell’s comments and heard him signal a cut in July. The European Central Bank and the Bank of Japan also promised increased stimulus. Plans for tariffs on Mexican imports were “indefinitely suspended”, and investors were finally left to cheer a truce in the U.S./China trade conflict, agreed between the two Presidents on June 29.
July was a comparatively quiet month. The FOMC duly cut the federal funds rate by 25 basis points (0.25%), but disappointed some, including the President, by referring to it as only a “mid-cycle adjustment”. And it was back to trade-war angst in August, as first the President announced 10% tariffs on the approximately $300 billion of Chinese imports as yet unaffected. Next, China allowed the yuan to fall below 7 to the dollar, prompting the U.S. Treasury Dept. to label China a currency manipulator. China suspended imports of U.S. agricultural products and later announced tariffs on $75 billion of U.S. goods. The President then increased existing and planned tariffs by 5%.
The half-year ended with both sides still set to meet in September. It was not clear what either had to say to the other.
In U.S. fixed income markets, the story was falling yields and yield curve inversion. The U.S. 30-year Treasury yield fell below 2% for the first time ever and dipped below the yield on the S&P 500® Index for the first time since the depths of the financial crisis. The curve partially inverted, and by the end of August, the yield on the three-month bill was greater than the yield on the ten-year note by the most since 2007. For the half-year, the Bloomberg Barclays U.S. Aggregate Bond Index returned 8.02%.
U.S. equities, represented by the S&P 500® Index including dividends, rose 6.15%, ending about 3% below the record set on July 26. Bond surrogate real estate was the top performer, up 14.16%. Energy, exposed to a slowdown in global economic activity, was the weakest, down 10.41%.
In currencies, the dollar rose 3.50% against the euro and soared 9.05% against the Brexit-weakened pound, but lost 4.59% against the yen. The dollar still offers positive interest rates on its safest investments, unlike much of Europe. In times of market stress, however, Japan’s foreign investments tend to be repatriated, and yen-funded carry trades unwound, boosting the yen.
In international markets, the MSCI Japan® Index fell 3.98% in the half-year, reflecting Japan’s own vulnerability to a trade war and the resilient yen, despite a supportive central bank. The MSCI Europe ex UK® Index added 5.17%, while the MSCI UK® Index rose 4.25%. In both cases the sectors, arguably least affected by trade frictions, consumer staples and health care, made the biggest contributions. Energy, at risk from slowing global growth and financials, under pressure from low interest rates, detracted the most.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.
Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI All Country World IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio Managers’ Report	Voya Infrastructure, Industrials and Materials Fund

Geographic Diversification as of August 31, 2019 (as a percentage of net assets)

United States	44.4%
Japan	10.7%
France	7.0%
United Kingdom	6.1%
Canada	5.4%
Australia	3.6%
China	3.5%
Sweden	2.9%
South Korea	2.5%
Italy	1.6%
Countries between 0.3% – 1.4%^	10.8%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.3% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified closed-end fund that seeks total return through a combination of current income, capital gains and capital appreciation.
The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.
Portfolio Management: The Fund is managed by Paul Zemsky, CFA, Vincent Costa, CFA, Peg DiOrio, CFA, and Steve Wetter, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.
The Sub-Adviser seeks to construct a diversified portfolio of equity securities, with a focus on companies that will potentially benefit from increased government and private infrastructure spending, particularly in the areas of power, construction, materials, food and water, communications and transportation.
The Sub-Adviser has constructed a broad universe of global companies that operate in sectors and sub-sectors related to these investment themes. The Sub-Adviser will seek to identify, through an active quantitative investment strategy, companies that are most attractive within its regions or sector, as applicable, using proprietary fundament sector specific models. The Sub-Adviser uses optimization techniques to seek to achieve the overall portfolio
Top Ten Holdings as of August 31, 2019 (as a percentage of net assets)

Cisco Systems, Inc.	2.7%
Honeywell International, Inc.	2.1%
iShares MSCI ACWI ETF	1.8%
Air Liquide SA	1.7%
Vodafone Group PLC	1.6%
Enel S.p.A.	1.6%
Waste Management, Inc.	1.6%
American Electric Power Co., Inc.	1.6%
Roper Technologies, Inc.	1.5%
BHP Group Ltd.	1.5%
Portfolio holdings are subject to change daily.
investment objectives.
Options Strategy: Under normal market conditions the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on selected indices and/or exchange-traded funds (“ETFs”).
The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50% of the value of the Fund’s portfolio.
The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money,” “out-of-the-money” or “near-the-money,” in exchange-listed option markets or over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may write (sell) call options on either the value of subsets of equity securities in its portfolio or selected equity securities held in its portfolio.
Performance: Based on net asset value (“NAV”), the Fund provided a total return of  -3.82% for the six-month period ended August 31, 2019.(1) This NAV return reflects a decrease in the Fund’s NAV from $13.74 on February 28, 2019 to $12.61 on August 31, 2019, after taking into account quarterly distributions. Based on its share price, the Fund provided a total return of  -7.50% for the six-month period ended August 31, 2019.(1) This share price return reflects a decrease in the Fund’s share price from $12.70 on February 28, 2019 to $11.21 on August 31, 2019, after taking into account quarterly distributions. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM (“MSCI ACWI IndexSM”) as a reference index, which returned -2.73% for the reporting period. During the period, the Fund made quarterly distributions totaling $0.58 per share, which were characterized as $0.30 per share of net realized gain, $0.09 per share return of capital and $0.19 per share of net investment income.(2) As of August 31, 2019, the Fund had 19,278,679 shares outstanding.

Voya Infrastructure, Industrials and Materials Fund	Portfolio Managers’ Report

Portfolio Specifics: Equity Portfolio(3): For the reporting period, the Fund’s equity portfolio underperformed its reference index due to weak stock selection. On the regional level, stock selection within North America, Asia-Pacific ex-Japan and to a lesser extent Japan, had the largest negative impact on performance. While stock selection in Latin America and Africa and the Middle East was positive, the portfolio’s allocations to these regions were materially smaller. At the sector level, stock selection within the industrial and materials sectors was the largest drag on performance. By contrast, stock selection within the energy sector contributed favorably for the period. At the individual stock level, overweight positions in Chemours Co., Deutsche Lufthansa AG and Yangzijang Shipbuilding (Holdings) Ltd. were among the key detractors for the period. Among the key contributors were overweight positions in Copart, Inc. and Zayo Group Holdings, Inc. and not owning 3M Company, an index position.
Option Portfolio: For the period, the Fund’s covered-call strategy had a negative impact on returns. The Fund implemented this strategy by typically writing call options on sector and regional exchange-traded funds, the selection and allocation of which result from an optimization intended to track closely the reference index of the equity portfolio. The strike prices of the options written were typically at or near the money with expiration dates around one month at inception.
The Fund’s covered call-strategy seeks to generate premiums and retain some potential for upside appreciation. The strategy detracted from returns during the period as the positive performance of the equity markets resulted in losses on the short call options.
Current Strategy and Outlook: Global equity markets declined over August as trade tensions between the United States and China escalated and economic data deteriorated, particularly in the manufacturing sector. Concerns over the global growth outlook caused long-dated interest rates to fall. As a result, long-term U.S. Treasury bonds were the best performing major asset class during the month. In our view, investors’ appetite for bonds seems to reflect expectations of economic deceleration, raising concerns about the potential for recession.
Despite sluggish capital spending, discouraging news flow and the melancholy market mood, U.S. consumers remained resilient, buoyed by a favorable job environment, rising wages and high confidence. Consumer demand is propping up U.S. growth: the Congressional Budget Office’s has revised its estimate of trend growth up to 2.1%.
Earnings growth on the S&P 500® Index clocked in at 4.9% year-over-year. Although this is down substantially from more than 20% a year ago, we believe that it is actually a reassuring sign: earnings growth was expected to be negative at the start of the quarter, so the beat came as welcome relief in the face of heightening trade conflict, soft manufacturing prints and wavering business confidence. What’s more, in our opinion margins have held up remarkably well.
We think margins will continue to hold up better than most anticipate as rates are likely to remain low and labor costs, although increasing, should be held to manageable levels. Still, given the mature stage of the business cycle and growth headwinds, we are not expecting the double-digit earnings growth of the past few years. In our view, the majority of gains from here are likely to come from earnings multiple expansion.

(1)
Total returns shown include, if applicable, the effect of fee waivers and/or expense reimbursements by the investment adviser. Had all fees and expenses been considered, the total returns would have been lower.

(2)
The final tax composition of dividends and distributions will not be determined until after the Fund’s tax year-end.

(3)
For the practical management of the equity portfolio, we have identified the universe of companies whose businesses, we believe, fall within the six themes underlying the investment philosophy of the Fund: communications, construction, food and water, materials, power and transportation. Aside from indicating the primary opportunity set from which we select securities, the performance of this universe provides an internal reference benchmark against which the actual performance of the Fund’s equity portfolio can be compared. The custom benchmark consists of selected Global Industry Classification Standard (“GICS”) sectors, industry groups, industries and sub-industries of the MSCI ACWI IndexSM. As of August 31, 2019, the benchmark was comprised of the following GICS sectors: Communication Services, Energy, Industrials, Information Technology, Materials & Utilities and sub-industries: Oil & Gas Drilling, Oil & Gas Equipment & Services, Oil Gas & Consumable Fuels, Oil & Gas Storage & Transportation of the Energy sector and IT Services, Communications Equipment, and Electronic Equipment Instruments of the Information Technology sector.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES as of August 31, 2019 (Unaudited)

ASSETS:
Investments in securities at fair value*	$243,907,061
Short-term investments at fair value**	1,603,000
Cash	38,960
Foreign currencies at value***	7,381
Receivables:
Investment securities sold	749,121
Dividends	656,215
Foreign tax reclaims	325,196
Prepaid expenses	100
Other assets	10,450
Total assets	247,297,484
LIABILITIES:
Payable for investment securities purchased	1,226,262
Payable for investment management fees	225,176
Payable to trustees under the deferred compensation plan (Note 6)	10,450
Payable for trustee fees	1,283
Other accrued expenses and liabilities	161,470
Written options, at fair value^	2,481,660
Total liabilities	4,106,301
NET ASSETS	$243,191,183
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$238,172,620
Total distributable earnings	5,018,563
NET ASSETS	$243,191,183
* Cost of investments in securities	$238,199,891
** Cost of short-term investments	$1,603,000
*** Cost of foreign currencies	$6,531
^ Premiums received on written options	$1,878,500
Net assets	$243,191,183
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	19,278,679
Net asset value	$12.61
See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS for the six months ended August 31, 2019 (Unaudited)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,047,708
Total investment income	5,047,708
EXPENSES:
Investment management fees	1,418,544
Transfer agent fees	8,814
Shareholder reporting expense	38,387
Professional fees	34,063
Custody and accounting expense	71,295
Trustee fees	5,130
Miscellaneous expense	18,180
Interest expense	5,093
Total expenses	1,599,506
Net investment income	3,448,202
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,909,717
Foreign currency related transactions	(47,157)
Written options	110,849
Net realized gain	1,973,409
Net change in unrealized appreciation (depreciation) on:
Investments	(15,960,163)
Foreign currency related transactions	(18,802)
Written options	(11,906)
Net change in unrealized appreciation (depreciation)	(15,990,871)
Net realized and unrealized loss	(14,017,462)
Decrease in net assets resulting from operations	$(10,569,260)
* Foreign taxes withheld	$350,138
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended August 31, 2019 (Unaudited)	Year Ended February 28, 2019
FROM OPERATIONS:
Net investment income	$3,448,202	$4,479,657
Net realized gain	1,973,409	36,813,770
Net change in unrealized appreciation (depreciation)	(15,990,871)	(57,028,654)
Decrease in net assets resulting from operations	(10,569,260)	(15,735,227)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	(9,402,625)	(35,087,197)
Return of capital	(1,779,008)	—
Total distributions	(11,181,633)	(35,087,197)
NET ASSETS:
Beginning of year or period	264,942,076	315,764,500
End of year or period	$243,191,183	$264,942,076
See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
	Per Share Operating Performance												Ratios and Supplemental Data
		Income (loss) from investment operations			Less Distributions									Ratios to average net assets
	Net asset value, beginning of year or period	Net investment income gain (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver/recoupment(3)	Net expenses after expense waiver/recoupment(3)(4)	Net investment income (loss)(3)(4)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)	(%)	(%)
08-31-19+	13.74	0.18•	(0.73)	(0.55)	0.19	0.30	0.09	0.58	12.61	11.21	(3.82)	(7.50)	243,191	1.24	1.24	2.67	25
02-28-19	16.38	0.23•	(1.05)	(0.82)	0.22	1.60	—	1.82	13.74	12.70	(4.19)	(7.02)	264,942	1.23	1.23	1.56	78
02-28-18	15.38	0.20	1.96	2.16	0.20	0.76	0.20	1.16	16.38	15.60	14.55	20.89	315,765	1.21	1.21	1.21	23
02-28-17	13.59	0.20•	2.98	3.18	0.21	0.13	1.05	1.39	15.38	13.88	26.18	33.53	296,598	1.22	1.22	1.37	32
02-29-16	17.19	0.23	(2.29)	(2.06)	0.25	0.08	1.21	1.54	13.59	11.59	(11.33)	(17.36)	269,214	1.21	1.21	1.52	53
02-28-15	19.33	0.26	(0.78)	(0.52)	0.46	1.16	—	1.62	17.19	15.73	(2.05)	(0.37)	340,410	1.19	1.19	1.43	62
02-28-14	18.30	0.48	2.17	2.65	0.29	0.20	1.13	1.62	19.33	17.39	16.14	7.90	382,876	1.19	1.19	2.63	32
02-28-13	19.91	0.28•	(0.18)	0.10	0.30	0.20	1.21	1.71	18.30	17.72	1.27	4.02	362,494	1.19	1.19	1.57	25
02-29-12	22.64	0.25•	(1.18)	(0.93)	0.39	1.38	0.03	1.80	19.91	18.77	(3.31)	2.26	394,265	1.21	1.21	1.27	22
02-28-11	19.20	0.19	5.05	5.24	0.11	—	1.69	1.80	22.64	20.18	29.54	10.84	448,399	1.19	1.19†	0.97†	50
01-26-10(5) - 02-28-10	19.06(6)	(0.00)*•	0.14	0.14	—	—	—	—	19.20	20.00	0.73	0.00	355,377	1.42	1.25†	(0.12)†	2

(1)
Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)
Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)
Annualized for periods less than one year.

(4)
The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)
Commencement of operations.

(6)
Net asset value at beginning of period reflects the deduction of the sales load of  $0.90 per share and the offering costs of  $0.04 per share paid by the shareholder from the $20.00 offering price.

+
Unaudited.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†
Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited)

NOTE 1 — ORGANIZATION
Voya Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. The Investment Adviser has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets, subtracting the Fund’s liabilities, and dividing by the number of shares that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.
C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of return of capital. Under the Managed Distribution Policy, the Fund may make periodic distributions of long-term capital gains more frequently than once per taxable year. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP for investment companies.
The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.
E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. Changes in short-term market interest rates will directly affect the yield on Common Shares. If short-term market interest rates fall, the yield on Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund’s portfolio experience a general decline, the yield on the Common Shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate paid by such securities generally will decrease when the market rate of interest to which the inverse security is indexed increases. With respect to investments in fixed rate instruments, a rise in market interest rates generally causes values of such instruments to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in market interest rates.
As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income and related markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income and related markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2019.
The Fund’s Master Agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2019, the total value of written OTC call options subject to Master Agreements in a liability position was $2,481,660. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not pledge any cash collateral for its open written OTC call options at period end. There were no credit events for the period ended August 31, 2019 that triggered any credit related contingent features.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund generates premiums and seeks gains by writing options on ETFs or indexes on a portion of the value of the equity portfolio.
During the period ended August 31, 2019, the Fund had average notional values of  $85,696,728 on written equity options. Please refer to the table within the Portfolio of Investments for open written equity options at August 31, 2019.
I. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2019, excluding short-term securities, were $62,988,616 and $72,183,371, respectively.
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment management and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, payable monthly, based on an annual rate of 1.10% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2019, there were no preferred shares outstanding.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily managed assets of the Fund. Subject to policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.
NOTE 5 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to 1.25% of average daily managed assets.
The Investment Adviser may at a later date recoup from the Fund for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of August 31, 2019, there are no amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through March 1, 2020 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 7 — CAPITAL SHARES
For the period ended August 31, 2019 and the year ended February 28, 2019, the Fund had no capital shares activity.
Share Repurchase Program
Effective April 1, 2019, pursuant to an open-market share repurchase program, the Fund may purchase, over the period ending March 31, 2020, up to 10% of its stock in open-market transactions. Previously, pursuant to an open-market share repurchase program effective April 1, 2018, the Fund may have purchased, over the period ended March 31, 2019, up to 10% of its stock in open-market transactions. The amount and timing of the repurchases will be at the discretion of the Fund’s management, subject to market conditions and investment considerations. There is no assurance that the Fund will purchase shares at any particular discount level or in any particular amounts. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under federal securities laws. The share repurchase program seeks to enhance shareholder value by purchasing shares trading at a discount from their NAV per share.
For the period ended August 31, 2019 and the year ended February 28, 2019, the Fund had no repurchases.
NOTE 8 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The Fund has a tax year-end of December 31. The amounts shown below are estimated as of August 31, 2019.
The tax composition of dividends and distributions to shareholders was as follows:
Six Months Ended August 31, 2019			Year Ended February 28, 2019
Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
$3,676,255	$5,726,370	$1,779,008	$4,254,112	$30,833,084
The tax-basis components of distributable earnings as of August 31, 2019 were:
Unrealized Appreciation/ (Depreciation)
$5,072,536
At August 31, 2019, the Fund did not have any capital loss carryovers for U.S. federal income tax purposes.
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of August 31, 2019, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the earliest tax year that remains subject to examination by these jurisdictions is 2014.
NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.
Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13

NOTES TO FINANCIAL STATEMENTS as of August 31, 2019 (Unaudited) (continued)

NOTE 9 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

will be effective for annual periods beginning after December 15, 2019 and interim periods within those annual periods. At this time, the Fund has elected to early adopt the amendments that allow for removal of disclosure requirements related to transfers between Level 1 and Level 2 of the fair value hierarchy and the timing of transfers between levels of the fair value hierarchy. These changes did not have a material impact on the Fund’s financial statements. The Fund plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The Fund is currently evaluating the impact of these changes on the financial statements.
NOTE 10 — SUBSEQUENT EVENTS
Dividends: Subsequent to August 31, 2019, the Fund made a distribution of:
Per Share Amount	Declaration Date	Payable Date	Record Date
$0.229	9/19/2019	10/15/2019	10/2/2019
Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.
Auditor Change: On September 12, 2019, KPMG LLP (“KPMG”) was dismissed as the independent registered public accounting firm to the Fund. The decision to change independent registered public accounting firms was recommended by the Audit Committee of the Board of Trustees of the Fund and was approved by the Board of Trustees of the Fund.
KPMG’s reports on the Fund’s financial statements for the fiscal years ended February 28, 2019 and February 28,
2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended February 28, 2019 and February 28, 2018 and during the subsequent interim period through September 12, 2019: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
On September 12, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending February 29, 2020. During the Fund’s fiscal years ended February 28, 2019 and February 28, 2018, and the subsequent interim period through September 12, 2019, neither the Fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 3.6%
149,006		BHP Group Ltd.	$3,657,710	1.5
92,675		Newcrest Mining Ltd.	2,316,291	0.9
292,496		Other Securities	2,863,469	1.2
			8,837,470	3.6
		Brazil: 0.1%
23,600		Other Securities	259,822	0.1
		Canada: 5.4%
56,132		Rogers Communications, Inc.	2,778,775	1.1
66,931		TELUS Corp.	2,424,577	1.0
282,486		Other Securities	7,991,968	3.3
			13,195,320	5.4
		China: 3.5%
13,464,000		Other Securities	8,532,292	3.5
		France: 7.0%
28,462		Air Liquide SA	3,965,612	1.7
56,031		Edenred	2,728,371	1.1
190,934		Orange SA	2,900,929	1.2
35,531		Schneider Electric SE	2,976,205	1.2
53,613		Other Securities	4,371,750	1.8
			16,942,867	7.0
		Germany: 1.3%
28,776	(1)	Covestro AG	1,307,677	0.5
123,429		Other Securities	1,902,443	0.8
			3,210,120	1.3
		Hong Kong: 1.4%
405,000		Power Assets Holdings Ltd.	2,693,012	1.1
419,000		Other Securities	695,648	0.3
			3,388,660	1.4
		India: 0.8%
498,886		Other Securities	1,865,451	0.8
		Italy: 1.6%
549,303		Enel S.p.A.	3,985,066	1.6
		Japan: 10.7%
14,400		Central Japan Railway Co.	2,847,238	1.2
91,900		Hitachi Ltd.	3,134,925	1.3
195,400		Kajima Corp.	2,375,177	1.0
83,100		Kyushu Railway Co.	2,491,755	1.0
98,200		Mitsubishi Corp.	2,388,328	1.0
684,400		Other Securities	12,804,773	5.2
			26,042,196	10.7
		Malaysia: 0.8%
2,753,200		Other Securities	1,963,100	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Netherlands: 1.2%
880,598		Koninklijke KPN NV	$2,789,118	1.2
		Norway: 1.2%
144,253		Telenor ASA	2,960,600	1.2
		Singapore: 0.8%
2,501,700		Other Securities	2,040,329	0.8
		South Korea: 2.5%
8,008		SK Holdings Co. Ltd.	1,324,182	0.5
6,754		SK Telecom Co., Ltd.	1,335,145	0.6
94,817		Other Securities	3,420,835	1.4
			6,080,162	2.5
		Spain: 1.0%
67,132		ACS Actividades de Construccion y Servicios SA	2,540,374	1.0
		Sweden: 2.9%
164,832		Sandvik AB	2,367,507	1.0
194,415		Volvo AB - B Shares	2,690,514	1.1
114,230		Other Securities	1,967,468	0.8
			7,025,489	2.9
		Switzerland: 0.3%
17,371		Other Securities	824,604	0.3
		Taiwan: 0.9%
2,765,000		Other Securities	2,065,983	0.9
		United Arab Emirates: 0.5%
246,042		Other Securities	1,132,403	0.5
		United Kingdom: 6.1%
122,094		Anglo American PLC	2,645,711	1.1
100,447		Ashtead Group PLC	2,788,627	1.2
101,232		TechnipFMC PLC	2,514,603	1.0
2,050,327		Vodafone Group PLC	3,879,245	1.6
703,696		Other Securities	2,963,713	1.2
			14,791,899	6.1
		United States: 44.4%
155,334		AES Corp.	2,381,270	1.0
41,496		Ameren Corp.	3,201,416	1.3
41,384		American Electric Power Co., Inc.	3,772,152	1.6
34,050		Ametek, Inc.	2,925,917	1.2
9,516		Boeing Co.	3,464,680	1.4
29,104		Celanese Corp.	3,299,521	1.4
142,819		Cisco Systems, Inc.	6,685,357	2.7
39,274	(2)	Copart, Inc.	2,960,867	1.2
37,362		CSX Corp.	2,504,001	1.0
25,416		DTE Energy Co.	3,295,439	1.4

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United States (continued)
40,241		Eaton Corp. PLC	$3,248,254	1.3
74,357		Exelon Corp.	3,514,112	1.4
64,262	(2)	HD Supply Holdings, Inc.	2,500,434	1.0
30,875		Honeywell International, Inc.	5,082,643	2.1
25,840		Ingersoll-Rand PLC - Class A	3,128,966	1.3
28,349		Manpowergroup, Inc.	2,317,247	1.0
66,048		NRG Energy, Inc.	2,404,147	1.0
55,829		Nucor Corp.	2,734,504	1.1
27,901		Packaging Corp. of America	2,806,283	1.2
18,517		Parker Hannifin Corp.	3,069,563	1.3
43,222		Robert Half International, Inc.	2,311,080	0.9
10,007		Roper Technologies, Inc.	3,670,167	1.5
34,115	(2)	United Airlines Holdings, Inc.	2,876,236	1.2
14,779	(2)	VeriSign, Inc.	3,012,699	1.2
31,647		Waste Management, Inc.	3,777,069	1.6
555,584	(3)	Other Securities	26,957,958	11.1
			107,901,982	44.4
		Total Common Stock (Cost $232,515,436)	238,375,307	98.0
EXCHANGE-TRADED FUNDS: 1.8%
59,328		iShares MSCI ACWI ETF	4,279,329	1.8
		Total Exchange-Traded Funds (Cost $4,293,704)	4,279,329	1.8
PREFERRED STOCK: 0.5%
		Brazil: 0.5%
96,669		Other Securities	1,252,425	0.5
		Total Preferred Stock (Cost $1,390,751)	1,252,425	0.5
		Total Long-Term Investments (Cost $238,199,891)	243,907,061	100.3

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
1,603,000	(4)	Goldman Sachs Financial Square Government Fund – Institutional Shares, 2.000% (Cost $1,603,000)	$1,603,000	0.7
		Total Short-Term Investments (Cost $1,603,000)	1,603,000	0.7
		Total Investments in Securities (Cost $239,802,891)	$245,510,061	101.0
		Liabilities in Excess of Other Assets	(2,318,878)	(1.0)
		Net Assets	$243,191,183	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2019.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Non-income producing security.

(3)
The grouping contains non-income producing securities.

(4)
Rate shown is the 7-day yield as of August 31, 2019.

See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2019 (Unaudited) (continued)

Industry Diversification	Percentage of Net Assets
Electric Utilities	8.4%
Integrated Telecommunication Services	7.8
Construction & Engineering	5.8
Wireless Telecommunication Services	4.5
Trading Companies & Distributors	4.5
Industrial Conglomerates	4.3
Industrial Machinery	4.2
Electrical Components & Equipment	3.7
Diversified Metals & Mining	3.6
Airlines	3.6
Steel	3.3
Multi-Utilities	3.3
Railroads	3.2
Communications Equipment	3.0
Construction Machinery & Heavy Trucks	2.8
Industrial Gases	2.4
Diversified Support Services	2.3
Oil & Gas Storage & Transportation	2.1
Independent Power Producers & Energy Traders	2.0
Human Resource & Employment Services	1.9
Specialty Chemicals	1.9
Gold	1.8
Electronic Components	1.8
Industry Diversification	Percentage of Net Assets
Multi-Sector Holdings	1.8
Environmental & Facilities Services	1.6
Commodity Chemicals	1.4
Aerospace & Defense	1.4
Electronic Equipment & Instruments	1.3
Diversified Chemicals	1.3
Internet Services & Infrastructure	1.2
Paper Packaging	1.2
Oil & Gas Equipment & Services	1.1
Building Products	1.0
Gas Utilities	0.9
Marine Ports & Services	0.8
Agricultural & Farm Machinery	0.8
Technology Distributors	0.6
Trucking	0.5
Construction Materials	0.5
Fertilizers & Agricultural Chemicals	0.4
Oil & Gas Drilling	0.2
Forest Products	0.1
Liabilities in Excess of Other Assets*	(0.3)
Net Assets	100.0%

*
Includes short-term investments.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of August 31, 2019 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$8,837,470	$—	$8,837,470
Brazil	259,822	—	—	259,822
Canada	13,195,320	—	—	13,195,320
China	—	8,532,292	—	8,532,292
France	—	16,942,867	—	16,942,867
Germany	—	3,210,120	—	3,210,120
Hong Kong	—	3,388,660	—	3,388,660
India	—	1,865,451	—	1,865,451
Italy	—	3,985,066	—	3,985,066
Japan	—	26,042,196	—	26,042,196
Malaysia	—	1,963,100	—	1,963,100
Netherlands	—	2,789,118	—	2,789,118
Norway	—	2,960,600	—	2,960,600
Singapore	—	2,040,329	—	2,040,329
South Korea	—	6,080,162	—	6,080,162
Spain	—	2,540,374	—	2,540,374
Sweden	—	7,025,489	—	7,025,489
See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2019 (Unaudited) (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2019
Switzerland	—	824,604	—	824,604
Taiwan	—	2,065,983	—	2,065,983
United Arab Emirates	—	1,132,403	—	1,132,403
United Kingdom	2,514,603	12,277,296	—	14,791,899
United States	107,901,982	—	—	107,901,982
Total Common Stock	123,871,727	114,503,580	—	238,375,307
Exchange-Traded Funds	4,279,329	—	—	4,279,329
Preferred Stock	1,252,425	—	—	1,252,425
Short-Term Investments	1,603,000	—	—	1,603,000
Total Investments, at fair value	$131,006,481	$114,503,580	$—	$245,510,061
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(2,481,660)	$—	$(2,481,660)
Total Liabilities	$—	$(2,481,660)	$—	$(2,481,660)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At August 31, 2019, the following OTC written equity options were outstanding for Voya Infrastructure, Industrials and Materials Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
Industrial Select Sector SPDR® Fund	Goldman Sachs & Co.	Call	10/03/19	USD 75.450	320,742	USD 24,299,414	$491,729	$(558,750)
iShares MSCI EAFE Index Fund	Credit Suisse AG	Call	09/19/19	USD 61.510	539,750	USD 34,117,598	737,029	(1,121,944)
iShares MSCI Emerging Markets ETF	Credit Suisse AG	Call	09/19/19	USD 39.900	341,026	USD 13,705,835	392,350	(508,205)
Materials Select Sector SPDR® Fund	BNP Paribas Bank	Call	10/03/19	USD 56.310	221,985	USD 12,584,330	257,392	(292,761)
							$1,878,500	$(2,481,660)
Currency Abbreviations
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of August 31, 2019 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$2,481,660
Total Liability Derivatives		$2,481,660
See Accompanying Notes to Financial Statements

Voya Infrastructure, Industrials	SUMMARY PORTFOLIO OF INVESTMENTS
and Materials Fund	as of August 31, 2019 (Unaudited) (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2019 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$110,849
Total	$110,849

Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Written options
Equity contracts	$(11,906)
Total	$(11,906)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2019:
	BNP Paribas S.A.	Credit Suisse International	Goldman Sachs & Co.	Totals
Liabilities:
Written options	$292,761	$1,630,149	$558,750	$2,481,660
Total Liabilities	$292,761	$1,630,149	$558,750	$2,481,660
Net OTC derivative instruments by counterparty, at fair value	$(292,761)	$(1,630,149)	$(558,750)	$(2,481,660)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$(292,761)	$(1,630,149)	$(558,750)	$(2,481,660)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At August 31, 2019, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $237,943,966.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$30,723,744
Gross Unrealized Depreciation	(25,651,208)
Net Unrealized Appreciation	$5,072,536
See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (Unaudited)

Proposal:
1
At this meeting, a proposal was submitted to elect four members of the Board of Trustees to represent the interests of the holders of the Fund, with all four individuals to serve as Class I Trustees, for a term of three-years, and until the election and qualification of their successors.

An annual shareholder meeting of Voya Infrastructure, Industrials and Materials Fund was held July 9, 2019, at the offices of Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.
		Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Class I Trustees	Voya Infrastructure, Industrials and Materials Fund
	John V. Boyer	1*	16,925,036.068	942,739.000	0.000	0.000	17,867,775.068
	Patricia W. Chadwick	1*	16,919,537.068	948,238.000	0.000	0.000	17,867,775.068
	Sheryl K. Pressler	1*	16,927,684.068	940,091.000	0.000	0.000	17,867,775.068
	Christopher P. Sullivan	1*	16,943,646.068	924,129.000	0.000	0.000	17,867,775.068

*
Proposal Passed

After the July 9, 2019 annual shareholder meeting, the following Trustees continued on as Trustees of the Trust: Colleen D. Baldwin, Martin J. Gavin, Russell H. Jones, Joseph E. Obermeyer, Roger B. Vincent and Dina Santoro.

ADDITIONAL INFORMATION (Unaudited)

During the period, there were no material changes in the Fund’s investment objective or policies or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.
The Fund may lend portfolio securities in an amount equal to up to 33 1∕3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Investment Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.
The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.
Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.
Dividend Reinvestment Plan
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.
If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the

ADDITIONAL INFORMATION (Unaudited) (continued)

“Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.
The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.
If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All questions concerning the Plan or a request to terminate participation should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.
KEY FINANCIAL DATES — CALENDAR 2019 DISTRIBUTIONS:
Declaration Date	Ex Date	Record Date	Payable Date
March 15, 2019	April 1, 2019	April 2, 2019	April 15, 2019
June 17, 2019	July 1, 2019	July 2, 2019	July 15, 2019
September 16, 2019	October 1, 2019	October 2, 2019	October 15, 2019
December 16, 2019	December 30, 2019	December 31, 2019	January 15, 2020
Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.
Stock Data
The Fund’s common shares are traded on the NYSE (Symbol: IDE).
Repurchase of Securities by Closed-End Companies
In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act, the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.
Number of Shareholders
The number of record holders of common stock as of August 31, 2019 was 4, which does not include approximately 10,875 beneficial owners of shares held in the name of brokers of other nominees.
Certifications
In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO

ADDITIONAL INFORMATION (Unaudited) (continued)

submitted the Annual CEO Certification on August 1, 2019 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Form N-CSR, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
Computershare, Inc.
480 Washington Boulevard
Jersey City, New Jersey 07310-1900
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information at (800) 992-0180.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163317      (0819-102419)

1

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

Complete schedule of investments filed herein.

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2019 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Australia: 3.6%
57,883		AGL Energy Ltd.	$737,886	0.3
149,006		BHP Group Ltd.	3,657,710	1.5
222,438		BlueScope Steel Ltd.	1,871,525	0.8
12,175		CIMIC Group Ltd.	254,058	0.1
92,675		Newcrest Mining Ltd.	2,316,291	0.9
			8,837,470	3.6

		Brazil: 0.1%
23,600		Vale SA	259,822	0.1

		Canada: 5.4%
35,206		BCE, Inc.	1,665,899	0.7
43,550		Inter Pipeline Ltd.	794,197	0.3
43,723		Kirkland Lake Gold Ltd.	2,126,053	0.9
36,189		Methanex Corp.	1,173,139	0.5
56,132		Rogers Communications, Inc.	2,778,774	1.1
116,982		Teck Resources Ltd.	1,991,875	0.8
66,931		TELUS Corp.	2,424,577	1.0
6,836		West Fraser Timber Co., Ltd.	240,806	0.1
			13,195,320	5.4

		China: 3.5%
76,500		Anhui Conch Cement Co., Ltd. - H Shares	429,419	0.2
298,000		Beijing Enterprises Holdings Ltd.	1,417,188	0.6
1,472,000		China Communications Services Corp., Ltd. - H Shares	822,179	0.4
38,500		China Mobile Ltd.	318,572	0.1
1,422,000		China Oriental Group Co. Ltd.	561,128	0.2
1,145,000		China Railway Construction Corp. Ltd. - H Shares	1,233,994	0.5
3,294,000		China Telecom Corp., Ltd. - H Shares	1,471,923	0.6
884,000		Kunlun Energy Co. Ltd.	768,475	0.3
1,360,000		Maanshan Iron & Steel Co. Ltd. - H Shares	508,967	0.2
3,474,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	1,000,447	0.4
			8,532,292	3.5

		France: 7.0%
28,462		Air Liquide SA	3,965,612	1.7
13,104		Alstom SA	560,278	0.2
24,473		Arkema SA	2,149,773	0.9
56,031		Edenred	2,728,371	1.1
16,036		Eiffage SA	1,661,698	0.7
190,934		Orange SA	2,900,929	1.2
35,531		Schneider Electric SE	2,976,206	1.2
			16,942,867	7.0

		Germany: 1.3%
28,776	(1)	Covestro AG	1,307,677	0.5
123,429		Deutsche Lufthansa AG	1,902,443	0.8
			3,210,120	1.3

		Hong Kong: 1.4%
157,000		HKT Trust / HKT Ltd.	245,255	0.1
262,000		NWS Holdings Ltd.	450,393	0.2
405,000		Power Assets Holdings Ltd.	2,693,012	1.1
			3,388,660	1.4

		India: 0.8%
498,886		Petronet LNG Ltd.	1,865,451	0.8

		Italy: 1.6%
549,303		Enel S.p.A.	3,985,066	1.6

		Japan: 10.7%
14,400		Central Japan Railway Co.	2,847,238	1.2
101,700		Chubu Electric Power Co., Inc.	1,498,717	0.6
91,900		Hitachi Ltd.	3,134,924	1.3
195,400		Kajima Corp.	2,375,177	1.0
83,200		Kamigumi Co., Ltd.	1,948,395	0.8
76,300		Kansai Electric Power Co., Inc.	927,743	0.4
25,500		Kyocera Corp.	1,513,486	0.6
83,100		Kyushu Railway Co.	2,491,755	1.0
168,100		Marubeni Corp.	1,072,865	0.4
98,200		Mitsubishi Corp.	2,388,328	1.0
90,700		Nippon Electric Glass Co., Ltd.	1,879,234	0.8
5,800		Nippon Telegraph & Telephone Corp.	278,040	0.1
59,400		NTT Docomo, Inc.	1,498,417	0.6
55,200		Taisei Corp.	1,950,787	0.8
18,500		Tosoh Corp.	237,090	0.1
			26,042,196	10.7

		Malaysia: 0.8%
2,103,800		AirAsia Group Bhd	894,424	0.4
649,400		Petronas Chemicals Group Bhd	1,068,676	0.4
			1,963,100	0.8

		Netherlands: 1.2%
880,598		Koninklijke KPN NV	2,789,118	1.2

		Norway: 1.2%
144,253		Telenor ASA	2,960,600	1.2

		Singapore: 0.8%
364,500		ComfortDelgro Corp., Ltd.	642,965	0.2
2,137,200		Yangzijiang Shipbuilding Holdings Ltd.	1,397,364	0.6
			2,040,329	0.8

		South Korea: 2.5%
17,059		Daelim Industrial Co., Ltd.	1,377,060	0.6
46,577		GS Engineering & Construction Corp.	1,248,429	0.5
19,804		HDC Hyundai Development Co-Engineering & Construction	586,828	0.2
11,377		Korean Air Lines Co. Ltd.	208,517	0.1
8,008		SK Holdings Co. Ltd.	1,324,182	0.5
6,754		SK Telecom Co., Ltd.	1,335,146	0.6
			6,080,162	2.5

See Accompanying Notes to Financial Statements

2

Voya Infrastructure, Industrials and Materials Fund	PORTFOLIO OF INVESTMENTS as of August 31, 2019 (Unaudited) (continued)

Shares			Value	Percentage of Net Assets
		Spain: 1.0%
67,132		ACS Actividades de Construccion y Servicios SA	2,540,374	1.0

		Sweden: 2.9%
20,524		Boliden AB - BOLS	454,665	0.2
164,832		Sandvik AB	2,367,507	1.0
93,706		SKF AB - B Shares	1,512,803	0.6
194,415		Volvo AB - B Shares	2,690,514	1.1
			7,025,489	2.9

		Switzerland: 0.3%
17,371		LafargeHolcim Ltd.-CHF	824,604	0.3

		Taiwan: 0.9%
2,512,000		Eva Airways Corp.	1,131,184	0.5
253,000		Zhen Ding Technology Holding Ltd.	934,799	0.4
			2,065,983	0.9

		United Arab Emirates: 0.5%
246,042		Emirates Telecommunications Group Co. PJSC	1,132,403	0.5

		United Kingdom: 6.1%
122,094		Anglo American PLC	2,645,711	1.1
100,447		Ashtead Group PLC	2,788,627	1.2
517,573		BT Group PLC	1,042,708	0.4
186,123		CNH Industrial NV	1,921,005	0.8
101,232		TechnipFMC PLC	2,514,603	1.0
2,050,327		Vodafone Group PLC	3,879,245	1.6
			14,791,899	6.1

		United States: 44.4%
155,334		AES Corp.	2,381,270	1.0
7,830		Air Products & Chemicals, Inc.	1,768,954	0.7
5,450		Allegion Public Ltd.	524,672	0.2
41,496		Ameren Corp.	3,201,416	1.3
41,384		American Electric Power Co., Inc.	3,772,152	1.6
34,050		Ametek, Inc.	2,925,917	1.2
15,358		AT&T, Inc.	541,523	0.2
9,516		Boeing Co.	3,464,680	1.4
11,437		CDW Corp.	1,320,974	0.5
29,104		Celanese Corp.	3,299,520	1.4
30,053		Centerpoint Energy, Inc.	832,168	0.3
68,775		Chemours Co.	974,542	0.4
142,819		Cisco Systems, Inc.	6,685,357	2.7
39,274	(2)	Copart, Inc.	2,960,867	1.2
30,044		Corteva, Inc.	880,890	0.4
37,362		CSX Corp.	2,504,001	1.0
14,820		Cummins, Inc.	2,212,181	0.9
25,416		DTE Energy Co.	3,295,439	1.4
40,241		Eaton Corp. PLC	3,248,254	1.3
11,887		Edison International	859,074	0.4
20,118		Evergy, Inc.	1,307,670	0.5
74,357		Exelon Corp.	3,514,112	1.4
5,511	(2)	F5 Networks, Inc.	709,431	0.3
16,222		Halliburton Co.	305,622	0.1
64,262	(2)	HD Supply Holdings, Inc.	2,500,434	1.0
12,170		Helmerich & Payne, Inc.	457,470	0.2
30,875		Honeywell International, Inc.	5,082,643	2.1
25,840		Ingersoll-Rand PLC - Class A	3,128,966	1.3
78,980		Kinder Morgan, Inc.	1,600,925	0.7
28,349		Manpowergroup, Inc.	2,317,247	1.0
66,048		NRG Energy, Inc.	2,404,147	1.0
55,829		Nucor Corp.	2,734,504	1.1
17,439		OGE Energy Corp.	747,610	0.3
4,163		Old Dominion Freight Line	681,733	0.3
11,029		Oneok, Inc.	786,147	0.3
33,815		Owens Corning, Inc.	1,939,628	0.8
27,901		Packaging Corp. of America	2,806,283	1.2
18,517		Parker Hannifin Corp.	3,069,563	1.3
12,265		Pinnacle West Capital Corp.	1,168,977	0.5
43,222		Robert Half International, Inc.	2,311,080	1.0
10,007		Roper Technologies, Inc.	3,670,167	1.5
29,426		Southwest Airlines Co.	1,539,568	0.6
79,077		Steel Dynamics, Inc.	2,135,079	0.9
16,065	(2)	T-Mobile US, Inc.	1,253,873	0.5
34,115	(2)	United Airlines Holdings, Inc.	2,876,236	1.2
19,003	(2)	United Rentals, Inc.	2,138,978	0.9
14,779	(2)	VeriSign, Inc.	3,012,699	1.2
4,647		Verizon Communications, Inc.	270,270	0.1
31,647		Waste Management, Inc.	3,777,069	1.6
			107,901,982	44.4

	Total Common Stock (Cost $232,515,436)		238,375,307	98.0

EXCHANGE-TRADED FUNDS: 1.8%
59,328		iShares MSCI ACWI ETF	4,279,329	1.8

	Total Exchange-Traded Funds (Cost $4,293,704)		4,279,329	1.8

PREFERRED STOCK: 0.5%
		Brazil: 0.5%
96,669		Telefonica Brasil SA	1,252,425	0.5

	Total Preferred Stock (Cost $1,390,751)		1,252,425	0.5

	Total Long-Term Investments (Cost $238,199,891)		243,907,061	100.3

SHORT-TERM INVESTMENTS: 0.7%
		Mutual Funds: 0.7%
1,603,000	(3)	Goldman Sachs Financial Square Government Fund - Institutional Shares, 2.000% (Cost $1,603,000)	1,603,000	0.7

	Total Short-Term Investments (Cost $1,603,000)		1,603,000	0.7

	Total Investments in Securities (Cost $239,802,891)		$245,510,061	101.0
	Liabilities in Excess of Other Assets		(2,318,878)	(1.0)
	Net Assets		$243,191,183	100.0

(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Non-income producing security.
(3)	Rate shown is the 7-day yield as of August 31, 2019.

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant is required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(a)(4)	Auditor Change.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(c)	Notices to the registrant's common shareholders in accordance with the order under Section 6(c) of the Investment Company Act of 1940 (the “1940 Act”) granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated August 16, 2011.[1]

(c)(1)	2nd Qtr 2019

(c)(2)	3rd Qtr 2019

1      The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund's common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Infrastructure, Industrials and Materials Fund

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: November 8, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 8, 2019